                          $1,293,500,000 (APPROXIMATE)
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                  SERIES 1998-E

               INFORMATION REGARDING CERTAIN ADDITIONAL CONTRACTS

Set forth below is information regarding home improvement loan contracts, fixed-rate home equity loan contracts, and adjustable rate home equity loan contracts to be transferred to the Trust or identified for inclusion in the Trust on the Closing Date. The information below relates to the additional contracts. Approximately $44,168,383 of Home Improvement Contracts and approximately $461,238,328 of Home Equity Contracts by Cut-Off Date principal balance will be transferred to the Trust or identified for inclusion in the Trust on the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.




   Note: Percentages may not add to 100.00% due to rounding.


The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

               ADDITIONAL FIXED RATE GROUP I HOME EQUITY CONTRACTS

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--
              ADDITIONAL GROUP I FIXED-RATE HOME EQUITY CONTRACTS

                                                % OF ADDITIONAL                                    % OF ADDITIONAL GROUP
                                              GROUP I FIXED-RATE                                     I FIXED RATE HOME
                         NUMBER OF           HOME EQUITY CONTRACTS     AGGREGATE PRINCIPAL          EQUITY CONTRACTS BY
                       CONTRACTS AS OF      BY NUMBER OF CONTRACTS    BALANCE OUTSTANDING AS       OUTSTANDING PRINCIPAL
STATE                   CUT-OFF DATE          AS OF CUT-OFF DATE         OF CUT-OFF DATE           BALANCE AS OF CUT-OFF
-------------------------------------------------------------------------------------------------------------------------------
Alabama                    130                      4.83%               $6,373,953.36                     4.08%
Arizona                     29                      1.08                 1,649,592.89                     1.06
Arkansas                    36                      1.34                 2,018,342.06                     1.29
California                 136                      5.05                 9,560,626.97                     6.12
Colorado                    51                      1.89                 3,705,626.83                     2.37
Connecticut                 27                      1.00                 2,000,676.80                     1.28
Delaware                    13                      0.48                 1,116,399.01                     0.71
Florida                    119                      4.42                 6,055,062.97                     3.88
Georgia                    103                      3.82                 5,976,726.13                     3.83
Idaho                       20                      0.74                   746,817.14                     0.48
Illinois                   100                      3.71                 6,755,960.44                     4.32
Indiana                     93                      3.45                 5,252,837.50                     3.36
Iowa                        57                      2.12                 3,091,237.97                     1.98
Kansas                      59                      2.19                 3,482,667.68                     2.23
Kentucky                    43                      1.60                 2,526,750.70                     1.62
Louisiana                  117                      4.34                 5,902,982.39                     3.78
Maine                        2                      0.07                   153,000.00                     0.10
Maryland                    40                      1.49                 2,122,741.51                     1.36
Massachusetts               26                      0.97                 1,716,005.11                     1.10
Michigan                   117                      4.34                 7,106,149.95                     4.55
Minnesota                   37                      1.37                 2,277,543.30                     1.46
Mississippi                 58                      2.15                 2,282,178.71                     1.46
Missouri                    90                      3.34                 5,612,561.47                     3.59
Montana                      3                      0.11                   328,067.09                     0.21
Nebraska                    22                      0.82                 1,231,851.24                     0.79
Nevada                      14                      0.52                 1,104,706.15                     0.71
New Hampshire                6                      0.22                   562,875.80                     0.36
New Jersey                  36                      1.34                 2,631,188.37                     1.68
New Mexico                  19                      0.71                 1,285,462.86                     0.82
New York                    81                      3.01                 5,201,013.38                     3.33
North Carolina             146                      5.42                 8,916,407.58                     5.71
North Dakota                 6                      0.22                   230,742.23                     0.15
Ohio                       163                      6.05                 8,218,210.37                     5.26
Oklahoma                    23                      0.85                 1,048,540.79                     0.67
Oregon                      19                      0.71                 1,136,335.44                     0.73

   Note: Percentages may not add to 100.00% due to rounding.


The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--
              ADDITIONAL GROUP I FIXED-RATE HOME EQUITY CONTRACTS



                                           % OF ADDITIONAL                                    % OF ADDITIONAL GROUP
                                         GROUP I FIXED-RATE                                     I FIXED RATE HOME
                    NUMBER OF           HOME EQUITY CONTRACTS     AGGREGATE PRINCIPAL          EQUITY CONTRACTS BY
                  CONTRACTS AS OF      BY NUMBER OF CONTRACTS    BALANCE OUTSTANDING AS       OUTSTANDING PRINCIPAL
STATE              CUT-OFF DATE          AS OF CUT-OFF DATE         OF CUT-OFF DATE         BALANCE AS OF CUT-OFF DATE
--------------    ---------------      ----------------------    ----------------------     --------------------------
Pennsylvania             117                      4.34 %            $  6,968,693.59                     4.46%
Rhode Island               4                      0.15                   104,742.89                     0.07
South Carolina            81                      3.01                 4,350,894.24                     2.79
South Dakota              10                      0.37                   613,264.04                     0.39
Tennessee                 63                      2.34                 3,276,087.63                     2.10
Texas                    144                      5.35                 6,683,201.82                     4.28
Utah                      26                      0.97                 1,742,633.55                     1.12
Vermont                    2                      0.07                   179,525.35                     0.11
Virginia                  78                      2.90                 5,119,843.19                     3.28
Washington                36                      1.34                 2,413,966.78                     1.55
Washington DC              6                      0.22                   311,166.11                     0.20
West Virginia             13                      0.48                   796,903.01                     0.51
Wisconsin                 67                      2.49                 4,063,227.38                     2.60
Wyoming                    4                      0.15                   123,956.78                     0.08
Other                      1                      0.04                    92,300.00                     0.06
                       -----                   -------              ---------------                   ------
      Total            2,693                    100.00%             $156,222,248.55                   100.00%
                       =====                   =======              ===============                   ======



    YEARS OF ORIGINATION- ADDITIONAL GROUP I FIXED-RATE HOME EQUITY CONTRACTS

                                                                  % OF ADDITIONAL GROUP I
                                                                  FIXED RATE HOME EQUITY
                                             AGGREGATE                 CONTRACTS BY
                         NUMBER OF        PRINCIPAL BALANCE       OUTSTANDING PRINCIPAL
                      CONTRACTS AS OF     OUTSTANDING AS OF       BALANCE AS OF CUT-OFF
YEAR OF ORIGINATION     CUT-OFF DATE        CUT-OFF DATE                  DATE
--------------------  ----------------  -----------------------  -------------------------
1994                             1         $    107,894.45                0.07%
1996                             2               18,484.61                0.01
1997                            24            1,086,891.85                0.70
1998                         2,666          155,008,977.64               99.22
                             -----         ---------------              ------
           Total             2,693         $156,222,248.55              100.00%
                             =====         ===============              ======

   Note: Percentages may not add to 100.00% due to rounding.


The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

                   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS-
              ADDITIONAL GROUP I FIXED RATE HOME EQUITY CONTRACTS

                                                                      % OF ADDITIONAL GROUP I
                                                                       FIXED RATE HOME EQUITY
                                                    AGGREGATE               CONTRACTS BY
                                NUMBER OF       PRINCIPAL BALANCE       OUTSTANDING PRINCIPAL
ORIGINAL CONTRACT AMOUNT    CONTRACTS AS OF    OUTSTANDING AS OF       BALANCE AS OF CUT-OFF
(IN DOLLARS)                  CUT-OFF DATE        CUT-OFF DATE                  DATE
--------------------------  ---------------  -----------------------  -----------------------
Less than 10,000                       4            $     29,937.17               0.02%
10,000 to 19,999                     371               5,406,321.53               3.46
20,000 to 29,999                     363               8,846,773.48               5.66
30,000 to 39,999                     319              10,995,602.12               7.04
40,000 to 49,999                     295              13,128,092.17               8.40
50,000 to 59,999                     275              14,993,366.32               9.60
60,000 to 69,999                     241              15,601,666.42               9.99
70,000 to 79,999                     212              15,807,681.09              10.12
80,000 to 89,999                     129              10,932,490.09               7.00
90,000 to 99,999                     110              10,495,029.00               6.72
100,000 to 109,999                    79               8,304,449.05               5.32
110,000 to 119,999                    85               9,745,079.12               6.24
120,000 to 129,999                    52               6,499,800.84               4.16
130,000 to 139,999                    39               5,260,072.04               3.37
140,000 to 149,999                    30               4,333,662.80               2.77
150,000 to 159,999                    19               2,936,422.67               1.88
160,000 to 169,999                    17               2,794,271.14               1.79
170,000 to 179,999                    17               2,958,104.68               1.89
180,000 to 189,999                    10               1,841,524.89               1.18
190,000 to 199,999                    12               2,339,350.15               1.50
200,000 to 209,999                     6               1,222,441.36               0.78
210,000 to 219,999                     5               1,074,724.92               0.69
Over 220,000                           3                 675,385.50               0.43
                                  ------            ---------------             ------
           Total                   2,693            $156,222,248.55             100.00%
                                  ======            ===============             ======


   Note: Percentages may not add to 100.00% due to rounding.


The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

       CONTRACT RATES- ADDITIONAL GROUP I FIXED RATE HOME EQUITY CONTRACTS


                                                                    % OF ADDITIONAL GROUP I
                                NUMBER              AGGREGATE        FIXED RATE HOME EQUITY
                                  OF           PRINCIPAL BALANCE    CONTRACTS BY OUTSTANDING
RANGE OF HOME EQUITY        CONTRACTS AS OF    OUTSTANDING AS OF    PRINCIPAL BALANCE AS OF
CONTRACTS BY CONTRACT RATE   CUT-OFF DATE         CUT-OFF DATE            CUT-OFF DATE
-------------------------- ------------------  ------------------  -------------------------
6.00 to   9.00                      94            $  8,687,623.56             5.56%
9.01 to  10.00                     348              30,802,260.37            19.72
10.01 to  11.00                    658              50,431,232.15            32.28
11.01 to  12.00                    497              27,140,771.98            17.37
12.01 to  13.00                    500              20,360,202.35            13.03
13.01 to  14.00                    377              12,110,650.63             7.75
14.01 to  15.00                    147               4,625,627.30             2.96
15.01 to  16.00                     42               1,146,281.30             0.73
16.01 to  17.00                     21                 532,583.26             0.34
17.01 +                              9                 385,015.65             0.25
                                ------            ---------------           ------
           Total                 2,693            $156,222,248.55           100.00%
                                ======            ===============           ======




                REMAINING MONTHS TO MATURITY- ADDITIONAL GROUP I
                        FIXED RATE HOME EQUITY CONTRACTS

                                                                    % OF ADDITIONAL GROUP I
                                               AGGREGATE             FIXED RATE HOME EQUITY
  MONTHS REMAINING TO    NUMBER OF         PRINCIPAL BALANCE       CONTRACTS BY OUTSTANDING
  SCHEDULED MATURITY  CONTRACTS AS OF       OUTSTANDING AS OF       PRINCIPAL BALANCE AS OF
  AS OF CUT-OFF DATE    CUT-OFF DATE          CUT-OFF DATE                 CUT-OFF DATE
  ------------------- ----------------  -------------------------  ------------------------
  31 to  60                  21            $    330,087.67                 0.21%
  61 to  90                  15                 402,689.95                 0.26
  91 to 120                 175               4,718,900.53                 3.02
  121 to 150                 14                 714,958.25                 0.46
  151 to 180                927              47,759,261.27                30.57
  181 to 210                  3                  97,568.28                 0.06
  211 to 240                816              48,107,283.22                30.79
  241 to 270                  1                  82,650.00                 0.05
  271 to 300                367              24,567,174.93                15.73
  331 to 360                354              29,441,674.45                18.85
                          -----            ---------------               ------
              Total       2,693             $156,222,248.55              100.00%
                          =====            ===============               ======

   Note: Percentages may not add to 100.00% due to rounding.


The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

       LIEN POSITION- ADDITIONAL GROUP I FIXED-RATE HOME EQUITY CONTRACTS


                                                                                            % OF ADDITIONAL
                                        % OF ADDITIONAL                                   GROUP I FIXED RATE
                                       GROUP I FIXED-RATE                                     HOME EQUITY
                                     HOME EQUITY CONTRACTS                                   CONTRACTS BY
                       NUMBER OF          BY NUMBER OF           AGGREGATE PRINCIPAL          OUTSTANDING
                    CONTRACTS AS OF        CONTRACTS           BALANCE OUTSTANDING AS    PRINCIPAL BALANCE AS
                      CUT-OFF DATE     AS OF CUT-OFF DATE        OF CUT-OFF DATE           OF CUT-OFF DATE
                    ---------------  -----------------------  -------------------------  --------------------
First                    1,786                66.32%                 $132,112,085.39              84.57%
Second                     907                33.68                    24,110,163.16              15.43
                         -----                -----                  ---------------              -----
           Total         2,693               100.00%                 $156,222,248.55             100.00%
                         =====               ======                 ================             ======



 COMBINED LOAN-TO-VALUE RATIO- ADDITIONAL GROUP I FIXED-RATE HOME EQUITY CONTRACTS

                                                                 % OF ADDITIONAL GROUP I
                                                                 FIXED RATE HOME EQUITY
                                                                      CONTRACTS BY
                         NUMBER OF       AGGREGATE PRINCIPAL       OUTSTANDING PRINCIPAL
COMBINED              CONTRACTS AS OF   BALANCE OUTSTANDING      BALANCE AS OF CUT-OFF
LOAN-TO-VALUE RATIO     CUT-OFF DATE     AS OF CUT-OFF DATE               DATE
--------------------  ---------------  -----------------------  -------------------------
10.01 to  20.00               9          $    152,436.36                   0.10%
20.01 to  30.00              16               316,080.29                   0.20
30.01 to  40.00              19               653,366.51                   0.42
40.01 to  50.00              53             1,857,882.83                   1.19
50.01 to  60.00              57             2,559,667.57                   1.64
60.01 to  70.00             104             4,726,293.64                   3.03
70.01 to  80.00             394            20,487,648.69                  13.11
80.01 to  90.00             950            56,540,774.30                  36.19
90.01 +                   1,091            68,928,098.36                  44.12
                          -----          ---------------                 ------
           Total          2,693          $156,222,248.55                 100.00%
                          =====          ===============                 ======

   Note: Percentages may not add to 100.00% due to rounding.


The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

              ADDITIONAL FIXED RATE GROUP II HOME EQUITY CONTRACTS

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--
              ADDITIONAL GROUP II FIXED-RATE HOME EQUITY CONTRACTS


                                                                                                  % OF ADDITIONAL
                                             % OF ADDITIONAL                                    GROUP II FIXED RATE
                                           GROUP II FIXED-RATE                                      HOME EQUITY
                                          HOME EQUITY CONTRACTS                                    CONTRACTS BY
                       NUMBER OF               BY NUMBER OF            AGGREGATE PRINCIPAL          OUTSTANDING
                    CONTRACTS AS OF             CONTRACTS            BALANCE OUTSTANDING AS    PRINCIPAL BALANCE AS
STATE                 CUT-OFF DATE          AS OF CUT-OFF DATE          OF CUT-OFF DATE           OF CUT-OFF DATE
--------------  -------------------------  -----------------------  -------------------------  ----------------------
Alabama                   110                      4.22%                $ 5,667,935.89                 3.63%
Arizona                    25                      0.96                   1,211,398.88                 0.78
Arkansas                   21                      0.81                   1,285,230.08                 0.82
California                192                      7.37                  16,912,411.07                10.83
Colorado                   59                      2.27                   3,881,210.56                 2.48
Connecticut                17                      0.65                   1,296,642.62                 0.83
Delaware                   11                      0.42                     883,491.56                 0.57
Florida                   118                      4.53                   6,082,703.83                 3.89
Georgia                   106                      4.07                   6,474,143.14                 4.14
Idaho                      11                      0.42                     728,295.04                 0.47
Illinois                   92                      3.53                   6,220,984.50                 3.98
Indiana                    69                      2.65                   3,486,016.47                 2.23
Iowa                       58                      2.23                   2,980,493.41                 1.91
Kansas                     51                      1.96                   3,346,290.72                 2.14
Kentucky                   25                      0.96                   1,208,821.25                 0.77
Louisiana                 124                      4.76                   5,597,520.47                 3.58
Maine                       2                      0.08                     162,781.93                 0.10
Maryland                   43                      1.65                   2,861,605.18                 1.83
Massachusetts              34                      1.31                   2,037,041.03                 1.30
Michigan                  126                      4.84                   8,251,094.29                 5.28
Minnesota                  46                      1.77                   2,482,580.58                 1.59
Mississippi                54                      2.07                   2,288,713.10                 1.47
Missouri                   65                      2.50                   3,867,107.35                 2.48
Montana                     3                      0.12                     128,478.93                 0.08
Nebraska                   21                      0.81                   1,305,349.26                 0.84
Nevada                     18                      0.69                   1,585,274.06                 1.01
New Hampshire               2                      0.08                     123,400.00                 0.08
New Jersey                 28                      1.08                   2,904,858.36                 1.86
New Mexico                 15                      0.58                   1,122,054.11                 0.72
New York                   78                      3.00                   4,914,255.40                 3.15
North Carolina            143                      5.49                   8,580,965.58                 5.49
North Dakota                7                      0.27                     343,796.51                 0.22
Ohio                      173                      6.64                   8,178,901.61                 5.24
Oklahoma                   16                      0.61                     660,437.58                 0.42
Oregon                     22                      0.84                   1,077,096.81                 0.69

   Note: Percentages may not add to 100.00% due to rounding.


The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--
              ADDITIONAL GROUP II FIXED-RATE HOME EQUITY CONTRACTS


                                                                                                % of Additional
                                             % of Additional                                   Group II Fixed Rate
                                           Group II Fixed-Rate                                     Home Equity
                                          Home Equity Contracts                                   Contracts by
                          Number of            by Number of           Aggregate Principal          Outstanding
                       Contracts as of          Contracts           Balance Outstanding as    Principal Balance as
State                    Cut-off Date       as of Cut-off Date          of Cut-Off Date           of Cut-Off Date
-----------------  ---------------------  -----------------------  -------------------------  ----------------------
Pennsylvania                    113                 4.34%            $  7,590,946.72                   4.86%
Rhode Island                      8                 0.31                  555,873.75                   0.36
South Carolina                   75                 2.88                4,516,786.10                   2.89
South Dakota                     12                 0.46                  704,501.11                   0.45
Tennessee                        53                 2.04                2,757,379.28                   1.77
Texas                           132                 5.07                5,559,220.78                   3.56
Utah                             28                 1.08                2,244,152.14                   1.44
Vermont                           3                 0.12                  149,725.00                   0.10
Virginia                         68                 2.61                4,282,126.34                   2.74
Washington                       47                 1.80                3,155,864.78                   2.02
Washington DC                     3                 0.12                  156,452.27                   0.10
West Virginia                     5                 0.19                  303,978.55                   0.19
Wisconsin                        66                 2.53                3,785,217.23                   2.42
Wyoming                           5                 0.19                  294,570.33                   0.19
Other                             1                 0.04                   20,894.67                   0.01
                              -----               ------             ---------------                 ------
           Total              2,604               100.00%            $156,217,070.21                 100.00%
                              =====               ======             ===============                 ======




   YEARS OF ORIGINATION- ADDITIONAL GROUP II FIXED RATE HOME EQUITY CONTRACTS

                                                                % OF ADDITIONAL GROUP
                                                                  II FIXED RATE HOME
                                             AGGREGATE           EQUITY CONTRACTS BY
                        NUMBER OF       PRINCIPAL BALANCE       OUTSTANDING PRINCIPAL
                     CONTRACTS AS OF    OUTSTANDING AS OF       BALANCE AS OF CUT-OFF
YEAR OF ORIGINATION    CUT-OFF DATE        CUT-OFF DATE                  DATE
-------------------- ---------------  -----------------------  ----------------------
1996                            9            $    107,738.18                0.07%
1997                           21                 538,763.92                0.34
1998                        2,574             155,570,568.11               99.59
                            -----            ---------------              ------
           Total            2,604            $156,217,070.21              100.00%
                            =====            ===============              ======

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

                   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS--
              ADDITIONAL GROUP II FIXED RATE HOME EQUITY CONTRACTS

                                                                        % OF ADDITIONAL GROUP
                                                                         II FIXED RATE HOME
                                                    AGGREGATE           EQUITY CONTRACTS BY
                               NUMBER OF        PRINCIPAL BALANCE       OUTSTANDING PRINCIPAL
ORIGINAL CONTRACT AMOUNT    CONTRACTS AS OF     OUTSTANDING AS OF       BALANCE AS OF CUT-OFF
(IN DOLLARS)                  CUT-OFF DATE         CUT-OFF DATE                  DATE
--------------------------  ----------------  ---------------------    ----------------------
Less than 10,000                       7           $     49,574.09               0.03%
10,000 to 19,999                     427              6,191,841.47               3.96
20,000 to 29,999                     327              8,026,760.61               5.14
30,000 to 39,999                     289              9,963,924.19               6.38
40,000 to 49,999                     299             13,299,721.31               8.51
50,000 to 59,999                     252             13,842,798.60               8.86
60,000 to 69,999                     208             13,356,547.44               8.55
70,000 to 79,999                     154             11,505,126.35               7.36
80,000 to 89,999                     126             10,586,314.97               6.78
90,000 to 99,999                     111             10,534,586.81               6.74
100,000 to 109,999                    84              8,742,861.56               5.60
110,000 to 119,999                    74              8,454,242.08               5.41
120,000 to 129,999                    65              8,129,108.73               5.20
130,000 to 139,999                    41              5,534,542.84               3.54
140,000 to 149,999                    25              3,596,412.71               2.30
150,000 to 159,999                    21              3,255,558.28               2.08
160,000 to 169,999                    16              2,614,904.89               1.67
170,000 to 179,999                     8              1,397,430.46               0.89
180,000 to 189,999                     6              1,097,375.69               0.70
190,000 to 199,999                     6              1,166,403.36               0.75
200,000 to 209,999                     9              1,845,570.86               1.18
210,000 to 219,999                     4                861,752.95               0.55
220,000 to 229,999                    10              2,252,609.94               1.44
230,000 to 239,999                     1                235,000.00               0.15
240,000 to 249,999                     4                980,520.04               0.63
250,000 to 299,999                    18              4,731,267.48               3.03
300,000 to 349,999                    10              3,244,412.50               2.08
350,000 to 399,999                     2                719,900.00               0.46
                                   -----           ---------------             ------
           Total                   2,604           $156,217,070.21             100.00%
                                   =====           ===============             ======

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

      CONTRACT RATES- ADDITIONAL GROUP II FIXED RATE HOME EQUITY CONTRACTS

                                                                    % OF ADDITIONAL GROUP II
                                NUMBER              AGGREGATE        FIXED RATE HOME EQUITY
                                  OF           PRINCIPAL BALANCE    CONTRACTS BY OUTSTANDING
RANGE OF HOME EQUITY        CONTRACTS AS OF    OUTSTANDING AS OF    PRINCIPAL BALANCE AS OF
CONTRACTS BY CONTRACT RATE   CUT-OFF DATE         CUT-OFF DATE            CUT-OFF DATE
-------------------------- ------------------  ------------------  -------------------------
6.00 to   9.00                    63             $  7,486,613.38               4.79%
9.01 to  10.00                   290               27,939,860.65              17.89
10.01 to  11.00                  597               50,250,626.50              32.17
11.01 to  12.00                  459               27,143,952.93              17.38
12.01 to  13.00                  518               21,769,929.15              13.94
13.01 to  14.00                  425               14,023,550.19               8.98
14.01 to  15.00                  177                5,123,522.66               3.28
15.01 to  16.00                   44                1,618,918.07               1.04
16.01 to  17.00                   17                  392,830.52               0.25
17.01 +                           14                  467,266.16               0.30
                               -----             ---------------             ------
           Total               2,604             $156,217,070.21             100.00%
                               =====             ===============             ======




                         REMAINING MONTHS TO MATURITY--
              ADDITIONAL GROUP II FIXED RATE HOME EQUITY CONTRACTS



                                                               % OF ADDITIONAL GROUP II
                                             AGGREGATE          FIXED RATE HOME EQUITY
MONTHS REMAINING TO       NUMBER OF       PRINCIPAL BALANCE    CONTRACTS BY OUTSTANDING
SCHEDULED MATURITY     CONTRACTS AS OF    OUTSTANDING AS OF     PRINCIPAL BALANCE AS OF
AS OF CUT-OFF DATE      CUT-OFF DATE         CUT-OFF DATE             CUT-OFF DATE
---------------------- ---------------  --------------------  -------------------------
31 to  60                     18           $    338,570.62                0.22%
61 to  90                     19                536,939.60                0.34
91 to 120                    163              4,506,525.81                2.88
121 to 150                    16                565,647.69                0.36
151 to 180                   971             49,086,219.87               31.42
181 to 210                     5                289,160.67                0.19
211 to 240                   749             47,039,905.49               30.11
241 to 270                     2                 74,149.09                0.05
271 to 300                   350             23,035,193.23               14.75
301 to 330                     1                 53,972.32                0.03
331 to 360                   310             30,690,785.82               19.65
                             ---           ---------------               -----
           Total           2,604           $156,217,070.21              100.00%
                           =====           ===============              ======

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

       LIEN POSITION- ADDITIONAL GROUP II FIXED-RATE HOME EQUITY CONTRACTS


                                                                                                % OF ADDITIONAL
                                            % OF ADDITIONAL                                   GROUP II FIXED RATE
                                          GROUP II FIXED-RATE                                     HOME EQUITY
                                         HOME EQUITY CONTRACTS                                   CONTRACTS BY
                          NUMBER OF           BY NUMBER OF           AGGREGATE PRINCIPAL          OUTSTANDING
                       CONTRACTS AS OF         CONTRACTS           BALANCE OUTSTANDING AS    PRINCIPAL BALANCE AS
                         CUT-OFF DATE      AS OF CUT-OFF DATE         OF CUT-OFF DATE           OF CUT-OFF DATE
                       ----------------  -----------------------  -------------------------  ----------------------
First                         1,497             57.49%                $121,092,640.79                77.52%
Second                        1,091             41.90                   34,741,938.65                22.24
Third                            16              0.61                      382,490.77                 0.24
                              -----            ------                 ---------------               ------
           Total              2,604            100.00%                $156,217,070.21               100.00%
                              =====            ======                 ===============               ======




                         COMBINED LOAN-TO-VALUE RATIO--
              ADDITIONAL GROUP II FIXED-RATE HOME EQUITY CONTRACTS



                                                                   % OF ADDITIONAL GROUP
                                                                     II FIXED RATE HOME
                                                                    EQUITY CONTRACTS BY
                          NUMBER OF        AGGREGATE PRINCIPAL      OUTSTANDING PRINCIPAL
COMBINED               CONTRACTS AS OF    BALANCE OUTSTANDING      BALANCE AS OF CUT-OFF
 LOAN-TO-VALUE RATIO     CUT-OFF DATE      AS OF CUT-OFF DATE               DATE
--------------------  -----------------  -----------------------  -------------------------
0.00 to  10.00                    1         $     26,199.38                  0.02%
10.01 to  20.00                  11              252,244.35                  0.16
20.01 to  30.00                  17              418,379.93                  0.27
30.01 to  40.00                  19              594,233.72                  0.38
40.01 to  50.00                  35            1,282,088.98                  0.82
50.01 to  60.00                  36            1,388,094.73                  0.89
60.01 to  70.00                  98            4,689,746.51                  3.00
70.01 to  80.00                 328           19,902,546.69                 12.74
80.01 to  90.00                 813           50,719,726.61                 32.47
90.01 +                       1,246           76,943,809.31                 49.25
                              -----         ---------------                ------
           Total              2,604         $156,217,070.21                100.00%
                              =====         ===============                ======

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

                ADDITIONAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGE PROPERTIES--
                ADDITIONAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                     % OF ADDITIONAL                                 % OF ADDITIONAL
                                     ADJUSTABLE RATE                                 ADJUSTABLE RATE
                                       HOME EQUITY                                     HOME EQUITY
                      NUMBER OF        CONTRACTS BY                                    CONTRACTS BY
                    CONTRACTS AS         NUMBER OF          AGGREGATE PRINCIPAL        OUTSTANDING
                     OF CUT-OFF        CONTRACTS AS OF      BALANCE OUTSTANDING    PRINCIPAL BALANCE AS
 STATE                  DATE           CUT-OFF DATE         AS OF CUT-OFF DATE       OF CUT-OFF DATE
 ----------------   --------------  --------------------   ---------------------   --------------------
 Alabama                 44                3.58%              $ 4,254,864.10                 2.86%
 Arizona                 26                2.12                 3,189,937.43                 2.14
 Arkansas                 2                0.16                   204,591.23                 0.14
 California             114                9.28                20,969,624.58                14.09
 Colorado                37                3.01                 5,381,975.54                 3.62
 Connecticut              5                0.41                   597,997.55                 0.40
 Delaware                 1                0.08                   172,319.51                 0.12
 Florida                 55                4.48                 5,848,337.95                 3.93
 Georgia                 50                4.07                 6,123,304.58                 4.12
 Idaho                    8                0.65                   771,817.42                 0.52
 Illinois                52                4.23                 6,460,091.78                 4.34
 Indiana                 44                3.58                 4,166,803.13                 2.80
 Iowa                     7                0.57                   618,462.84                 0.42
 Kansas                   8                0.65                   989,094.57                 0.66
 Kentucky                20                1.63                 1,925,783.88                 1.29
 Louisiana               11                0.90                 1,036,536.36                 0.70
 Maine                    8                0.65                   831,406.67                 0.56
 Maryland               103                8.38                16,383,452.45                11.01
 Massachusetts           22                1.79                 2,216,103.60                 1.49
 Michigan                24                1.95                 2,532,291.74                 1.70
 Minnesota               12                0.98                 1,262,921.66                 0.85
 Mississippi              2                0.16                   151,498.80                 0.10
 Missouri                20                1.63                 1,456,988.78                 0.98
 Montana                  3                0.24                   295,369.06                 0.20
 Nebraska                 1                0.08                    99,661.19                 0.07
 Nevada                  14                1.14                 2,282,397.08                 1.53
 New Hampshire            8                0.65                   867,621.62                 0.58
 New Jersey               8                0.65                 1,140,034.62                 0.77
 New Mexico              11                0.90                 1,214,080.04                 0.82
 New York                20                1.63                 2,423,604.82                 1.63
 North Carolina         101                8.22                 9,891,850.64                 6.65
 Ohio                    84                6.83                 7,637,878.89                 5.13
 Oklahoma                 2                0.16                    87,650.37                 0.06
 Oregon                  18                1.46                 1,945,088.99                 1.31
 Pennsylvania            33                2.69                 3,687,882.04                 2.48

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGE PROPERTIES--
                ADDITIONAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                         % OF ADDITIONAL                            % OF ADDITIONAL
                                        ADJUSTABLE RATE                              ADJUSTABLE RATE
                                          HOME EQUITY                                  HOME EQUITY
                         NUMBER OF       CONTRACTS BY                                  CONTRACTS BY
                       CONTRACTS AS         NUMBER OF        AGGREGATE PRINCIPAL       OUTSTANDING
                        OF CUT-OFF       CONTRACTS AS OF     BALANCE OUTSTANDING    PRINCIPAL BALANCE
STATE                      DATE           CUT-OFF DATE       AS OF CUT-OFF DATE    AS OF CUT-OFF DATE
-------------------   --------------  --------------------   -------------------   -------------------
Rhode Island                   6               0.49%          $    559,023.91             0.38%
South Carolina                27               2.20              2,210,420.72             1.49
Tennessee                     31               2.52              3,126,445.05             2.10
Texas                         39               3.17              4,284,139.00             2.88
Utah                          30               2.44              3,784,220.40             2.54
Vermont                        1               0.08                213,213.39             0.14
Virginia                      37               3.01              5,722,656.49             3.85
Washington                    52               4.23              7,160,692.41             4.81
Washington DC                  5               0.41                571,389.78             0.38
West Virginia                  2               0.16                188,779.91             0.13
Wisconsin                     20               1.63              1,770,256.67             1.19
Wyoming                        1               0.08                 88,446.14             0.06
                           -----             ------           ---------------           ------
          Total            1,229             100.00%          $148,799,009.38           100.00%
                           =====             ======           ===============           ======




     YEARS OF ORIGINATION-- ADDITIONAL ADJUSTABLE RATE HOME EQUITY CONTRACTS



                                                                          % OF ADDITIONAL
                               NUMBER OF         AGGREGATE              ADJUSTABLE RATE HOME
                              CONTRACTS AS   PRINCIPAL BALANCE         EQUITY CONTRACTS BY
                              OF CUT-OFF     OUTSTANDING AS OF        OUTSTANDING PRINCIPAL
YEAR OF ORIGINATION              DATE          CUT-OFF DATE         BALANCE AS OF CUT-OFF DATE
-------------------------   --------------  --------------------   ----------------------------
1997                                 5          $    756,646.70                 0.51%
1998                             1,224           148,042,362.68                99.49
                                 -----          ---------------               ------
          Total                  1,229          $148,799,009.38               100.00%
                                 =====          ===============               ======

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

                   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS--
                ADDITIONAL ADJUSTABLE RATE HOME EQUITY CONTRACTS



                                                                                   % OF ADDITIONAL
                                                                                   ADJUSTABLE RATE
                                                                                     HOME EQUITY
                               NUMBER OF          AGGREGATE PRINCIPAL                CONTRACTS BY
ORIGINAL CONTRACTS AMOUNT   CONTRACTS AS OF     BALANCE OUTSTANDING AS       OUTSTANDING PRINCIPAL BALANCE
(IN DOLLARS)                  CUT-OFF DATE          OF CUT-OFF DATE              AS OF CUT-OFF DATE
--------------------------  -----------------   ------------------------   -------------------------------
20,000 to 29,999                        8          $    220,707.45                      0.15%
30,000 to 39,999                       14               491,037.05                      0.33
40,000 to 49,999                       48             2,196,619.12                      1.48
50,000 to 59,999                       60             3,350,123.26                      2.25
60,000 to 69,999                      107             6,945,056.71                      4.67
70,000 to 79,999                      120             8,942,850.49                      6.01
80,000 to 89,999                       99             8,375,192.76                      5.63
90,000 to 99,999                       79             7,505,496.39                      5.04
100,000 to 109,999                    108            11,318,496.54                      7.61
110,000 to 119,999                     90            10,369,637.03                      6.97
120,000 to 129,999                     69             8,501,369.57                      5.71
130,000 to 139,999                     62             8,375,604.52                      5.63
140,000 to 149,999                     55             7,927,958.62                      5.33
150,000 to 159,999                     52             8,043,486.67                      5.41
160,000 to 169,999                     35             5,718,486.81                      3.84
170,000 to 179,999                     28             4,904,882.89                      3.30
180,000 to 189,999                     28             5,159,189.42                      3.47
190,000 to 199,999                     21             4,068,363.59                      2.73
200,000 to 249,999                     90            19,756,839.85                     13.28
250,000 to 299,999                     37            10,029,441.52                      6.74
Over 300,000                           19             6,598,169.12                      4.43
                                    -----          ---------------                    ------
          Total                     1,229          $148,799,009.38                    100.00%
                                    =====          ===============                    ======

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

    CURRENT CONTRACT RATES-- ADDITIONAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                                               % OF ADDITIONAL
                                                                               ADJUSTABLE RATE
                                                                                 HOME EQUITY
                            NUMBER OF          AGGREGATE PRINCIPAL              CONTRACTS BY
RANGE OF CONTRACTS BY    CONTRACTS AS OF     BALANCE OUTSTANDING AS        OUTSTANDING PRINCIPAL
CONTRACT RATE             CUT-OFF DATE          OF CUT-OFF DATE           BALANCE AS OF CUT-OFF DATE
-----------------------  -----------------   ------------------------   -------------------------------
6.00 to    8.00               160               $ 22,976,943.60                     15.44%
8.01 to    9.00               476                 62,176,144.75                     41.79
9.01 to  10.00                384                 42,554,902.42                     28.60
10.01 to  11.00               158                 17,323,700.11                     11.64
11.01 to  12.00                42                  3,260,815.66                      2.19
12.01 to  13.00                 7                    359,846.66                      0.24
13.01 to  14.00                 2                    146,656.18                      0.10
                            -----               ---------------                    ------
          Total             1,229               $148,799,009.38                    100.00%
                            =====               ===============                    ======



                         REMAINING MONTHS TO MATURITY--
                ADDITIONAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                            % OF ADDITIONAL
                                                                               ADJUSTABLE
                                                                                RATE HOME
                                                                                  EQUITY
                                                                               CONTRACTS BY
MONTHS REMAINING TO        NUMBER OF           AGGREGATE PRINCIPAL         OUTSTANDING PRINCIPAL
SCHEDULED MATURITY       CONTRACTS AS OF      BALANCE OUTSTANDING AS       BALANCE AS OF CUT-OFF
AS OF CUT-OFF DATE         CUT-OFF DATE         OF CUT-OFF DATE                    DATE
-----------------------  -----------------   ------------------------  -------------------------
Less than 346                   2                 $    141,902.81                 0.10%
346 to 360                  1,227                  148,657,106.57                99.90
                            -----                 ---------------               ------
          Total             1,229                 $148,799,009.38               100.00%
                            =====                 ===============               ======

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

        LIEN POSITION-- ADDITIONAL ADJUSTABLE RATE HOME EQUITY CONTRACTS



                                            % OF                                        % OF
                                          ADDITIONAL                                 ADDITIONAL
                                          ADJUSTABLE                                ADJUSTABLE RATE
                                          RATE HOME                                  HOME EQUITY
                                      EQUITY CONTRACTS                               CONTRACTS BY
                      NUMBER OF         BY NUMBER OF       AGGREGATE PRINCIPAL       OUTSTANDING
                   CONTRACTS AS OF     CONTRACTS AS OF     BALANCE OUTSTANDING    PRINCIPAL BALANCE
LIEN POSITION        CUT-OFF DATE       CUT-OFF DATE       AS OF CUT-OFF DATE     AS OF CUT-OFF DATE
-----------------  -----------------  ----------------  ----------------------  ----------------------
First                 1,229                100.00%          $ 148,799,009.38          100.00%
                      -----                -------          -----------------         -------
          Total       1,229                100.00%          $ 148,799,009.38          100.00%
                      =====                =======          =================         =======



         LOAN-TO-VALUE- ADDITIONAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                                            % OF
                                                                          ADDITIONAL
                                                                          ADJUSTABLE
                                                                          RATE HOME
                                                                           EQUITY
                                                                          CONTRACTS BY
                         NUMBER OF          AGGREGATE PRINCIPAL       OUTSTANDING PRINCIPAL
                      CONTRACTS AS OF    BALANCE OUTSTANDING AS OF    BALANCE AS OF CUT-OFF
LOAN-TO-VALUE RATIO     CUT-OFF DATE          CUT-OFF DATE                   DATE
--------------------  -----------------   ------------------------  -----------------------
20.01 to  30.00              1              $     24,966.54                0.02%
30.01 to  40.00              1                   124,617.05                0.08
40.01 to  50.00              8                   515,847.10                0.35
50.01 to  60.00             11                   870,723.50                0.59
60.01 to  70.00             15                 1,555,687.87                1.05
70.01 to  80.00            229                25,737,223.93               17.30
80.01 to  90.00            620                74,146,758.77               49.83
Over 90.00 +               344                45,823,184.62               30.80
                         -----              ---------------              ------
          Total          1,229              $148,799,009.38              100.00%
                         =====              ===============              ======

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

                         MONTH OF NEXT RATE ADJUSTMENT--
                ADDITIONAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                                                % OF
                                                                             ADDITIONAL
                                                                          ADJUSTABLE RATE
                                                                            HOME EQUITY
                       NUMBER OF           AGGREGATE PRINCIPAL              CONTRACTS BY
MONTH OF NEXT RATE  CONTRACTS AS OF       BALANCE OUTSTANDING AS    OUTSTANDING PRINCIPAL BALANCE
ADJUSTMENT            CUT-OFF DATE           OF CUT-OFF DATE             AS OF CUT-OFF DATE
------------------- ------------------  -------------------------  -------------------------------
1999-Jan                    1                $ 161,689.01                      0.11%
1999-Feb                    1                  106,687.77                      0.07
1999-Mar                    1                  184,704.20                      0.12
1999-May                    2                   75,312.37                      0.05
1999-Jul                    1                   74,283.42                      0.05
1999-Aug                    1                  143,031.44                      0.10
1999-Oct                    1                  162,988.71                      0.11
2000-Mar                    5                  733,785.94                      0.49
2000-Apr                   12                1,413,683.75                      0.95
2000-May                   25                2,830,398.65                      1.90
2000-Jun                   31                3,634,529.44                      2.44
2000-Jul                  126               15,010,491.05                     10.09
2000-Aug                  297               35,784,946.07                     24.05
2000-Sep                  467               58,501,317.06                     39.32
2000-Oct                  213               25,050,961.52                     16.84
2000-Nov                   22                2,448,626.68                      1.65
2001-Aug                    8                  785,047.45                      0.53
2001-Sep                   14                1,624,675.09                      1.09
2001-Oct                    1                   71,849.76                      0.05
                        -----            ----------------                    ------
          Total         1,229            $ 148,799,009.38                    100.00%
                        =====            ================                    ======

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

 DISTRIBUTION OF GROSS MARGIN-- ADDITIONAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                                                % OF
                                                                             ADDITIONAL
                                                                          ADJUSTABLE RATE
                                                                            HOME EQUITY
                       NUMBER OF          AGGREGATE PRINCIPAL               CONTRACTS BY
                    CONTRACTS AS OF     BALANCE OUTSTANDING AS     OUTSTANDING PRINCIPAL BALANCE
GROSS MARGIN          CUT-OFF DATE          OF CUT-OFF DATE              AS OF CUT-OFF DATE
------------------  -----------------   ------------------------   -------------------------------
4.250 to   4.499           4               $    619,458.43                      0.42%
4.500 to   4.749           0                          0.00                      0.00
4.750 to   4.999           3                    329,889.00                      0.22
5.000 to   5.249          44                  4,707,753.67                      3.16
5.250 to   5.499          44                  4,915,889.54                      3.30
5.500 to   5.749         113                 13,994,615.12                      9.41
5.750 to   5.999         223                 29,734,057.52                     19.98
6.000 to   6.249         218                 27,707,506.77                     18.62
6.250 to   6.499         135                 15,443,938.95                     10.38
6.500 to   6.749         115                 13,634,261.04                      9.16
6.750 to   6.999          72                  8,190,149.79                      5.50
7.000 to   7.249         132                 17,061,697.17                     11.47
7.250 to   7.499          29                  3,301,148.57                      2.22
7.500 to   7.749          29                  2,743,086.54                      1.84
7.750 to   7.999          19                  1,804,349.84                      1.21
8.000 to   8.249          14                  1,277,342.01                      0.86
8.250 to   8.499           8                    903,726.00                      0.61
8.500 to   8.749          13                  1,134,019.69                      0.76
8.750 to   8.999           5                    526,290.63                      0.35
9.000 to   9.249           4                    386,763.53                      0.26
9.250 to   9.499           2                    171,646.30                      0.12
9.500 to   9.749           0                          0.00                      0.00
Greater than 9.750         3                    211,419.27                      0.14
                       -----               ---------------                    ------
          Total        1,229               $148,799,009.38                    100.00%
                       =====               ===============                    =======

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

    MAXIMUM CONTRACT RATES-- ADDITIONAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                                                       % OF
                                                                                    ADDITIONAL
                                                                                 ADJUSTABLE RATE
                                                                                   HOME EQUITY
                              NUMBER OF          AGGREGATE PRINCIPAL               CONTRACTS BY
                           CONTRACTS AS OF     BALANCE OUTSTANDING AS     OUTSTANDING PRINCIPAL BALANCE
MAXIMUM CONTRACT RATES       CUT-OFF DATE          OF CUT-OFF DATE               AS OF CUT-OFF DATE
-------------------------  -----------------   ------------------------   -------------------------------
Less than 13.000                 24               $  2,974,410.77                           2.00%
13.000 to 13.250                  1                    187,940.48                           0.13
13.375 to 13.499                  2                    265,995.70                           0.18
13.500 to 13.749                 14                  2,325,876.44                           1.56
13.750 to 13.999                114                 15,919,079.16                          10.70
14.000 to 14.249                 14                  1,600,815.87                           1.08
14.250 to 14.499                 72                  8,545,283.03                           5.74
14.500 to 14.749                123                 16,633,442.85                          11.18
14.750 to 14.999                193                 25,650,514.71                          17.24
15.000 to 15.249                 52                  6,303,366.42                           4.24
15.250 to 15.499                132                 14,984,296.54                          10.07
15.500 to 15.749                 88                  9,909,830.06                           6.66
15.750 to 15.999                116                 13,589,169.39                           9.13
16.000 to 16.249                 43                  4,631,264.95                           3.11
16.250 to 16.499                 54                  5,877,433.88                           3.95
16.500 to 16.749                 42                  4,718,910.27                           3.17
16.750 to 16.999                 64                  7,019,693.24                           4.72
17.000 to 17.249                 17                  1,691,582.48                           1.14
17.250 to 17.499                 26                  2,785,507.52                           1.87
17.500 to 17.749                 15                  1,496,829.79                           1.01
17.750 to 17.999                  9                    785,497.69                           0.53
18.000 to 18.249                  4                    236,474.34                           0.16
18.250 to 18.499                  1                     56,684.82                           0.04
18.500 to 18.749                  4                    318,527.69                           0.21
18.750 to 18.999                  1                     52,454.64                           0.04
19.000 to 19.249                  2                    146,656.18                           0.10
19.250 to 19.499                  2                     91,470.47                           0.06
                              -----               ---------------                         ------
          Total               1,229               $148,799,009.38                         100.00%
                              =====               ===============                         ======

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

    MINIMUM CONTRACT RATES-- ADDITIONAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                                                       % OF
                                                                                    ADDITIONAL
                                                                                 ADJUSTABLE RATE
                                                                                    HOME EQUITY
                              NUMBER OF          AGGREGATE PRINCIPAL               CONTRACTS BY
                           CONTRACTS AS OF     BALANCE OUTSTANDING AS     OUTSTANDING PRINCIPAL BALANCE
MINIMUM CONTRACT RATES       CUT-OFF DATE          OF CUT-OFF DATE               AS OF CUT-OFF DATE
-------------------------  -----------------   ------------------------   -------------------------------
Less than 7.250                  28               $  3,069,103.97                      2.06%
7.250 to  7.499                   4                    635,413.03                      0.43
7.500 to  7.749                  16                  2,764,389.48                      1.86
7.750 to  7.999                 136                 19,116,523.79                     12.85
8.000 to  8.249                  16                  1,942,247.04                      1.31
8.250 to  8.499                  95                 11,878,070.98                      7.98
8.500 to  8.749                 132                 17,566,563.08                     11.81
8.750 to  8.999                 214                 28,422,873.38                     19.10
9.000 to  9.249                  57                  7,102,014.37                      4.77
9.250 to  9.499                 119                 12,795,899.64                      8.60
9.500 to  9.749                  95                 10,564,173.33                      7.10
9.750 to  9.999                 105                 11,603,588.85                      7.80
10.000 to 10.249                 38                  3,998,927.12                      2.69
10.250 to 10.499                 49                  5,723,803.63                      3.85
10.500 to 10.749                 35                  3,621,992.94                      2.43
10.750 to 10.999                 39                  4,122,764.25                      2.77
11.000 to 11.249                 10                    795,252.54                      0.53
11.250 to 11.499                 17                  1,215,408.25                      0.82
11.500 to 11.749                  9                    949,520.24                      0.64
11.750 to 11.999                  5                    363,172.05                      0.24
12.000 to 12.249                  4                    236,474.34                      0.16
12.250 to 12.499                  3                    148,155.29                      0.10
12.500 to 12.749                  2                    114,999.47                      0.08
12.750 to 12.999                  0                          0.00                      0.00
13.000 to 13.249                  1                     47,678.32                      0.03
                              -----               ---------------                    ------
          Total               1,229               $148,799,009.38                    100.00%
                              =====               ===============                    ======

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

                     ADDITIONAL HOME IMPROVEMENT CONTRACTS

            GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES ADDITIONAL HOME IMPROVEMENT CONTRACTS


                                                                          % OF ADDITIONAL           % OF ADDITIONAL
                         NUMBER OF           SUB-POOL HI BY NUMBER      AGGREGATE PRINCIPAL        SUB-POOL HI BY
                      CONTRACTS AS OF         OF CONTRACTS AS OF       BALANCE OUTSTANDING AS    OUTSTANDING PRINCIPAL
STATE                    CUT-OFF DATE          CUT-OFF DATE              OF CUT-OFF DATE      BALANCE AS OF CUT-OFF DATE
---------------------------------------------------------------------------------------------------------------------------
Alabama                      32                      1.35%               $  721,959.09                     1.63%
Alaska                        1                      0.04                    12,426.00                     0.03
Arizona                      38                      1.60                   869,666.87                     1.97
Arkansas                     65                      2.74                   761,453.24                     1.72
California                  201                      8.47                 5,543,669.26                    12.55
Colorado                     82                      3.45                 1,058,306.55                     2.40
Connecticut                  54                      2.27                   984,406.53                     2.23
Delaware                     12                      0.51                   223,203.75                     0.51
Florida                      74                      3.12                 1,547,997.27                     3.50
Georgia                      40                      1.68                   762,516.17                     1.73
Idaho                         4                      0.17                    96,132.32                     0.22
Illinois                    155                      6.53                 2,284,200.43                     5.17
Indiana                      58                      2.44                   879,198.44                     1.99
Iowa                         12                      0.51                   161,297.96                     0.37
Kansas                       29                      1.22                   439,130.88                     0.99
Kentucky                     13                      0.55                   195,977.12                     0.44
Louisiana                    16                      0.67                   519,689.36                     1.18
Maine                        33                      1.39                   551,330.68                     1.25
Maryland                     29                      1.22                   463,158.99                     1.05
Massachusetts                47                      1.98                   988,132.04                     2.24
Michigan                    150                      6.32                 2,338,948.58                     5.30
Minnesota                    40                      1.68                   741,076.21                     1.68
Mississippi                  10                      0.42                   194,905.71                     0.44
Missouri                     94                      3.96                 1,143,987.52                     2.59
Montana                       9                      0.38                   133,626.10                     0.30
Nebraska                      5                      0.21                    63,257.09                     0.14
Nevada                       31                      1.31                   761,174.84                     1.72
New Hampshire                15                      0.63                   226,816.84                     0.51
New Jersey                  120                      5.05                 2,750,912.35                     6.23
New Mexico                   21                      0.88                   328,162.02                     0.74
New York                    231                      9.73                 5,213,148.00                    11.80
North Carolina               24                      1.01                   414,207.64                     0.94
North Dakota                  3                      0.13                    53,639.00                     0.12
Ohio                        111                      4.68                 1,592,843.17                     3.61
Oklahoma                     32                      1.35                   517,514.10                     1.17
Oregon                       22                      0.93                   307,880.55                     0.70
Pennsylvania                151                      6.36                 3,038,149.27                     6.88
Rhode Island                  9                      0.38                   180,879.25                     0.41
South Carolina               28                      1.18                   424,607.17                     0.96

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

                             GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES ADDITIONAL Home Improvement Contracts



                                                                          % OF ADDITIONAL           % OF ADDITIONAL
                         NUMBER OF           SUB-POOL HI BY NUMBER      AGGREGATE PRINCIPAL        SUB-POOL HI BY
                      CONTRACTS AS OF         OF CONTRACTS AS OF       BALANCE OUTSTANDING AS    OUTSTANDING PRINCIPAL
STATE                    CUT-OFF DATE          CUT-OFF DATE              OF CUT-OFF DATE      BALANCE AS OF CUT-OFF DATE
---------------------------------------------------------------------------------------------------------------------------
South Dakota             10                      0.42%              $   231,952.70                      0.53%
Tennessee                16                      0.67                   254,622.02                      0.58
Texas                    50                      2.11                   986,780.85                      2.23
Utah                     13                      0.55                   161,655.89                      0.37
Vermont                   8                      0.34                   121,479.60                      0.28
Virginia                 82                      3.45                 1,339,339.17                      3.03
Washington               52                      2.19                   904,182.69                      2.05
Washington DC             3                      0.13                    56,573.58                      0.13
West Virginia            13                      0.55                   289,494.85                      0.66
Wisconsin                18                      0.76                   248,356.70                      0.56
Wyoming                   8                      0.34                    84,356.75                      0.19
                      -----                    ------                -------------                    ------

      Total           2,374                    100.00%               44,168,383.16                    100.00%
                      =====                    ======                =============                    ======



                       YEARS OF ORIGINATION ADDITIONAL Home Improvement Contracts


                                                                             % OF ADDITIONAL
                                                  AGGREGATE PRINCIPAL        SUB-POOL HI BY
                            NUMBER OF             BALANCE OUTSTANDING       OUTSTANDING PRINCIPAL
                         CONTRACTS AS OF                AS OF                  BALANCE AS OF
YEAR OF ORIGINATION        CUT-OFF DATE              CUT-OFF DATE              CUT-OFF DATE
----------------------------------------------------------------------------------------------------
1998                          2,374                 $44,168,383.16               100.00%
                              -----                 --------------               ------
      Total                   2,374                 $44,168,383.16               100.00%
                              =====                 ==============               ======

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS- ADDITIONAL HOME IMPROVEMENT CONTRACTS

                                                                          % of Additional
Original Home                                                              Sub-Pool HI By
Improvement Contract         Number of         Aggregate Principal          Outstanding
Amount                    Contracts as of      Balance Outstanding        Principal Balance
(in Dollars)               Cut-off Date        as of Cut-Off Date        as of Cut-Off Date
----------------------    ---------------      -------------------       ------------------
Less than 10,000                 599               $ 4,058,970.35                9.19%
10,000 to     19,999             931                13,353,382.08               30.23
20,000 to     29,999             454                11,019,326.33               24.95
30,000 to     39,999             213                 7,273,130.50               16.47
40,000 to     49,999             129                 5,591,326.62               12.66
50,000 to     59,999              34                 1,787,367.90                4.05
60,000 to     69,999               6                   374,163.12                0.85
70,000 to     79,999               2                   149,282.90                0.34
80,000 to     89,999               3                   252,852.85                0.57
90,000 to     99,999               1                    94,038.00                0.21
100,000 to    109,999              1                   102,285.51                0.23
110,000 to    119,999              1                   112,257.00                0.25
                               -----                -------------              ------
           Total               2,374                44,168,383.16              100.00%
                               =====                =============              ======


   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]

              CONTRACT RATES ADDITIONAL HOME IMPROVEMENT CONTRACTS


                                          NUMBER OF                                     % OF ADDITIONAL
                                          CONTRACTS         AGGREGATE PRINCIPAL         SUB-POOL HI BY
RANGE OF HOME IMPROVEMENT CONTRACTS BY    AS OF CUT-     BALANCE OUTSTANDING AS       OUTSTANDING PRINCIPAL
 CONTRACT RATE                            OFF DATE          OF CUT-OFF DATE         BALANCE AS OF CUT-OFF DATE
--------------------------------------  ------------     ----------------------     --------------------------
7.00 to   8.00                                   1         $     8,000.00                        0.02%
8.01 to   9.00                                   9             419,824.86                        0.95
9.01 to  10.00                                 276           4,998,352.99                       11.32
10.01 to  11.00                                295           5,989,471.08                       13.56
11.01 to  12.00                                314           6,002,420.17                       13.59
12.01 to  13.00                                439           7,191,027.15                       16.28
13.01 to  14.00                                458           8,373,601.62                       18.96
14.01 to  15.00                                408           7,082,774.58                       16.04
15.01 to  16.00                                131           3,173,154.45                        7.18
16.01 to  17.00                                 37             783,323.28                        1.77
17.01 +                                          6             146,432.98                        0.33
                                             -----         --------------                      ------
      Total                                  2,374          44,168,383.16                      100.00%
                                             =====         ==============                      ======




       REMAINING MONTHS TO MATURITY ADDITIONAL HOME IMPROVEMENT CONTRACTS

                                          NUMBER OF                                     % OF ADDITIONAL
                                          CONTRACTS         AGGREGATE PRINCIPAL         SUB-POOL HI BY
MONTHS REMAINING TO SCHEDULED MATURITY    AS OF CUT-     BALANCE OUTSTANDING AS       OUTSTANDING PRINCIPAL
 AS OF CUT-OFF DATE                        OFF DATE          OF CUT-OFF DATE         BALANCE AS OF CUT-OFF DATE
--------------------------------------  ------------     ----------------------     --------------------------
Less than 31                                    4            $     9,650.07                    0.02%
31 to  60                                     181              1,349,924.21                    3.06
61 to  90                                     118              1,089,483.34                    2.47
91 to 120                                     633              8,091,687.66                   18.32
121 to 150                                     20                302,054.97                    0.68
151 to 180                                    556             10,470,589.75                   23.71
181 to 210                                     16                308,620.03                    0.70
211 to 240                                    291              6,652,568.05                   15.06
241 to 270                                      1                 34,504.74                    0.08
271 to 300                                    554             15,859,300.34                   35.91
                                            -----            --------------                  ------
      Total                                 2,374             44,168,383.16                  100.00%
                                            =====            ==============                  ======

   Note: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decisions with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the scurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be acccepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE|FIRST BOSTON]